                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 18, 2003
                                                           -------------


                             RURBAN FINANCIAL CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            OHIO                         0-13507                 34-1395608
----------------------------        ----------------         -------------------
(State or other jurisdiction        (Commission File            (IRS Employer
      of incorporation)                  Number)             Identification No.)



                    401 Clinton Street, Defiance, Ohio 43512
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (419) 783-8950
                                                            --------------


                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

The Registrant hereby amends its Current Report on Form 8-K filed on June 18, 2003 to include the required pro forma financial information under Item 7(b), in accordance with the provisions of Item 7(a)(4) of Form 8-K.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              (b)   Pro Forma Financial Information.

                    Pro forma financial information reflecting the effect of the sale described in Item 2 of this Current Report on From 8-K is included on pages F-1 through F-4 attached hereto.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RURBAN FINANCIAL CORP.



Date:  August 22, 2003                  By: /s/ Duane L. Sinn
                                            ---------------------------------
                                            Duane L. Sinn, Senior Vice President
                                            and Controller

                             RURBAN FINANCIAL CORP.
                         Pro Forma Financial Information
                                   (unaudited)


     The following unaudited pro forma consolidated statements of income for the year ended December 31, 2002, and for the quarterly periods ended March 31, 2003 and June 30, 2003, give effect to the sale of certain assets and liabilities by the Registrant's wholly-owned subsidiary, RFC Banking Company ("RFCBC"), of (i) its Findlay, McComb and Ottawa, Ohio branches to First Federal Bank of the Midwest on June 6, 2003 and (ii) its Wood and Sandusky County, Ohio branches located in Pemberville, Gibsonburg and the Otterbein-Portage Valley Retirement Village to The Union Bank on March 28, 2003, as if these sales had occurred on January 1, 2002. The Registrant does not maintain income statement records on the selected assets and liabilities sold; therefore, the operations of the complete RFCBC subsidiary have been included in the "RFCBC Operations" column of the pro forma, notwithstanding the fact that RFCBC retained approximately $30 million in performing and non-performing loans following completion of the sales. An unaudited pro forma consolidated balance sheet as of June 30, 2003 has not been presented because the outcome of these sales has been reflected in the Registrant's June 30, 2003 unaudited consolidated balance sheet filed on Form 10-Q on August 14, 2003.

     The following unaudited pro forma consolidated financial statements may not be indicative of the results of operations that would have actually occurred had the transactions been consummated on the date indicated. This pro forma financial information also is not intended to be an indication of the results of operations that may be attained in the future. These pro form consolidated financial statements should be read in conjunction with the Registrant's historical financial information.

                             RURBAN FINANCIAL CORP.
                     Pro Forma Consolidated Income Statement
                  For the Twelve Months Ended December 31, 2002
                                   (Unaudited)

                                                                  RFCBC              RFC
($ in thousands of dollars)                    RFC             Operations         Pro Forma
                                             --------          ----------         ---------
Net interest income                          $ 23,778           $ (9,467)          $ 14,311
Provision for loan losses                      27,531            (17,993)             9,538
                                             --------           --------           --------
NET INTEREST INCOME AFTER
    PROVISION FOR LOAN LOSSES                  (3,753)             8,526              4,773

Non-interest income                            13,779             (1,082)            12,697
Non-interest expense                           30,479             (8,258)            22,221
                                             --------           --------           --------

INCOME BEFORE INCOME TAXES                    (20,453)            15,702             (4,751)
Income taxes                                   (7,045)             5,358             (1,687)
                                             --------           --------           --------

NET LOSS                                     $(13,408)          $ 10,344           $ (3,064)
                                             ========           ========           ========

NET LOSS PER COMMON SHARE - DILUTED          ($  2.95)          $   2.28           ($  0.67)
                                             ========           ========           ========

                     Pro Forma Consolidated Income Statement
                    For the Three Months Ended March 31, 2003
                                   (Unaudited)

                                                                  RFCBC            RFC
($ in thousands of dollars)                      RFC           Operations        Pro Forma
                                               -------         ----------        ---------
Net interest income                            $ 4,890          $(1,524)          $ 3,366
Provision for loan losses                        1,194             (206)              988
                                               -------          -------           -------
NET INTEREST INCOME AFTER
    PROVISION FOR LOAN LOSSES                    3,696           (1,318)            2,378

Non-interest income                             11,995           (8,342)            3,653
Non-interest expense                             7,669           (2,279)            5,390
                                               -------          -------           -------

INCOME BEFORE INCOME TAXES                       8,022           (7,381)              641
Income taxes                                     2,722           (2,507)              215
                                               -------          -------           -------

NET INCOME                                     $ 5,300          $(4,874)          $   426
                                               =======          =======           =======

NET INCOME PER COMMON SHARE - DILUTED          $  1.17          ($ 1.07)          $  0.10
                                               =======          =======           =======


(1) The gain associated with the sale to The Union Bank on March 28, 2003 is included in non-interest income. Please refer to the Company's Form 10-Q filed on May 15, 2003 for further details.

                             RURBAN FINANCIAL CORP.
                     Pro Forma Consolidated Income Statement
                     For the Six Months Ended June 30, 2003
                                   (Unaudited)


                                                                   RFCBC              RFC
($ in thousands of dollars)                      RFC            Operations         Pro Forma
                                               --------         ----------         ----------
Net interest income                            $  8,210          $ (1,982)          $  6,228
Provision for loan losses                         1,494              (206)             1,288
                                               --------          --------           --------
NET INTEREST INCOME AFTER
    PROVISION FOR LOAN LOSSES                     6,716            (1,776)             4,940

Non-interest income                              27,667           (19,387)             8,280
Non-interest expense                             16,523            (4,661)            11,862
                                               --------          --------           --------

INCOME BEFORE INCOME TAXES                       17,860           (16,502)             1,358
Income taxes                                      6,081            (5,619)               462
                                               --------          --------           --------

NET INCOME                                     $ 11,779          $(10,883)          $    896
                                               ========          ========           ========

NET INCOME PER COMMON SHARE - DILUTED          $   2.59          ($  2.39)          $   0.20
                                               ========          ========           ========

(2) The gain associated with the sales to First Federal Bank of the Midwest is included in non-interest income. Please refer to the Company's Form 10-Q filed on August 14, 2003 for further details.